Earnings per Share - Calculation of Basic and Diluted Number of Weighted Average Outstanding Shares (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Earnings Per Share [Abstract]
Net income available to common shareholders	$ 44,638	$ 98,094	$ 87,737
Basic weighted average number of shares	55,418,626	55,360,004	55,336,402
Effect of dilutive potential share options:	375,855	346,100	147,076
Diluted weighted average number of shares	55,794,481	55,706,104	55,483,478